                                                                    Exhibit 99.1

Contacts:  Herman Chin, Public Relations    Christine Rogers, Investor Relations
           631-962-1163                     631-962-1160
           HERMAN.CHIN@FALCONSTOR.COM       CHRISTINE.ROGERS@FALCONSTOR.COM

               FALCONSTOR SOFTWARE ANNOUNCES Q3 QUARTERLY RESULTS
                SIGNS OEM AGREEMENT WITH TIER 1 INDUSTRY PARTNER
                REVENUES INCREASE 83% FROM SAME PERIOD A YEAR AGO

MELVILLE,  N.Y., October 21,  2004--FalconStor  Software, Inc. (Nasdaq: FALC), a
leading developer of network storage  infrastructure  software solutions,  today announced financial results for its third quarter ended September 30, 2004.

Revenues for the third quarter of 2004  increased 83% to $7.5 million,  compared with $4.1  million for the same  period a year ago.  GAAP net loss for the third quarter was $2.3 million,  or $0.05 per share,  compared  with $1.9 million,  or
$0.04 per share, for the same period a year ago. Non-GAAP net loss for the third quarter of 2004 decreased to $0.6 million, or $0.01 per share.  Non-GAAP results exclude a  litigation  settlement  charge of $1.3 million and legal fees of $0.4 million,  each associated with patent infringement  litigation that was resolved in the third quarter of 2004.

Revenues  for the third  quarter  increased  15% from $6.5 million in the second quarter to $7.5  million.  GAAP net loss for the  quarter was $2.3  million,  or
$0.05 per share, compared with $1.7 million, or $0.04 per share, in the previous quarter.  Non-GAAP net loss for the third quarter decreased to $0.6 million,  or
$0.01 per share compared to non-GAAP net loss of $1.1 million or $0.02 per share in the previous quarter.  Non-GAAP results for the previous quarter exclude $0.6 million in legal fees associated with patent infringement litigation.

For the first nine  months of 2004,  revenues  increased  62% to $19.2  million, compared with $11.9  million for the same period a year  earlier.  GAAP net loss for the nine month period was $6.2 million, or $0.13 per share,  compared with a net loss of $5.2  million,  or $0.11 per share,  reported  in the  corresponding period a year ago.  Non-GAAP net loss for the first nine months of 2004 was $3.9 million,  or $0.08 per share.  Non-GAAP results exclude a litigation  settlement charge of $1.3 million and legal fees of $1 million, each associated with patent infringement litigation that was resolved in the third quarter of 2004.

The Company  closed the quarter  financially  strong with $32.9 million in cash, cash equivalents and marketable securities,  a decrease of $1.8 million from the previous quarter,  of which $1.3 million was related to the patent  infringement litigation settlement. Deferred revenue at September 30, 2004, increased by $2.2 million,  or 107%, compared with the same period a year ago and by $0.3 million, or 7%,  compared with the balance at June 30, 2004.  Gross margins for the third quarter of 2004 increased to 80% compared with 76% in the same period a year ago and 78% in the second quarter of 2004.

The Company is expecting to be profitable for the fourth quarter of 2004 but not on a full-year basis. The Company expects revenue for the full year 2004 will be in excess of $28 million.

"Due to a number of factors, including a delay in the release of a product by an
OEM with whom we entered  into an agreement  in the third  quarter of 2003,  our full year revenue target will be below our original  projections."  said ReiJane
Huai, Chairman and CEO, FalconStor Software,  Inc. "However, we are very pleased with the progress we have made in signing new Tier 1 OEM  agreements  this year.
We believe these new agreements will result in future revenue growth."

During the third  quarter,  a major  US-based  high tech company with  worldwide distribution and service  capabilities  began offering a private labeled version of the "iSCSI Server for WSS2003 powered by IPStor(R)."

"We are  pleased to  announce  the  offering  of our iSCSI  solution  by a major
US-based  high-tech  company.  We anticipate  that the strategic  recognition of
FalconStor's strength in business continuity/disaster recovery, VTL and iSCSI by
Tier-1  industry  partners will result in the  enrollment of additional  OEM and channel partners to expand our worldwide  market  coverage,  and will accelerate top line revenue growth," said Mr. Huai.

ADDITIONAL THIRD QUARTER HIGHLIGHTS:
In addition to the new OEM offering, highlights of the third quarter include new
and  continuing  business  relationships,   customers,   products,  and  further
interoperability certifications with leading industry solutions:

o  Channel-related  announcements  during the quarter  included new and expanded agreements with D2B Informatique,  eSeSIX Computer GmbH, Evesham  Technology,
   and Taiwan's Industrial Technology Research Institute.

o  Premier solution and service providers teamed with FalconStor on new domestic and international business for IPStor Enterprise Edition, VirtualTape Library
   Appliance, and iSCSI Storage Server across many industries,  including legal, education,  financial,  and commercial real estate. Customer wins in the past quarter included Hartz Mountain  Industries,  Inc.,  Stadtsparkasse  Munchen,
   Thompson Hine LLP, and Texas Tech University.

o  FalconStor  delivered the next  generation of its IPStor  Enterprise  Edition
   software   solution,   addressing   compliance  and   information   lifecycle
   management,  as  well  as the  next  generation  of its  VirtualTape  Library solution.  The  Company  also  announced  IPStor  support  for  Intel  XScale
   Technology  to help  SMB/SOHO  storage  manufacturers  create  cost-effective network storage solutions.  FalconStor also rolled out Network Storage Server
   (NSS)  Appliances,  powered  by  IPStor,  a line of  turnkey,  self-contained
   (software,  plus  server  including  integrated  disk  array)  solutions  for intelligent  backup and rapid recovery  services,  available through selected solution integrators on a global basis.

o  Storage Pipeline praised FalconStor's VirtualTape Library solution during its review of several VTL appliance  vendors.  Howard Marks, in Storage Pipeline, said,  "After  spending a few months with these VTLs, it was no surprise that three of our vendors had chosen  FalconStor's  IPStor VirtualTape  Library to power their appliances.  Powerful,  flexible and easy to use,  FalconStor has hit a home run."

o  FalconStor's  iSCSI Storage  Server was also honored as Best of TechEd Europe
   2004 in the Data Management  Solution  category,  and as Best of TechEd China
   2004 in the Software Solution category.

o  FalconStor's VirtualTape Library Appliance completed interoperability testing under IBM's  TotalStorage  Proven  Program,  as well as being  certified with
   Engenio Information Technologies.  The iSCSI Storage Server achieved Novell's
   "YES  CERTIFIED"  status  for  NetWare  6.5,  and IPStor  Enterprise  Edition completed certification with LSI Logic Pci-X Fibre Channel HBAs.

The company will host a conference call on Thursday, October 21, 2004 at 4:30 PM
ET to discuss the results.  To participate in the call, dial  1-800-240-4186  in the  United  States or  303-262-2175  outside  the  United  States.  To view the
synchronized     slide     presentation      during     the     call,     visit:
HTTP://FALCONSTOR.WEBEX.COM.
Meeting Name: FalconStor Q3 Earnings
Meeting password: falcon
Meeting number: 761131564
To listen  to a replay  of the call  beginning  October  21 at 6:30 PM ET,  dial
1-800-405-2236  in the United States or 303-590-3000  outside the United States, passcode 11011605#, or visit WWW.FALCONSTOR.COM/INVESTORS.ASP.

ABOUT IPSTOR(R)
IPStor  software   delivers  an  intelligent   SAN/NAS   infrastructure   across
heterogeneous  environments by providing a comprehensive set of storage services for enterprise applications - simplifying management, ensuring data availability and recoverability, and maximizing performance.

ABOUT FALCONSTOR
FalconStor  Software,  Inc.  (Nasdaq:  FALC) is a leading  developer  of network storage  infrastructure  software solutions designed to optimize the performance and availability of today's complex IT infrastructures. Deployed by a wide range of Fortune 1000 enterprises,  FalconStor's flagship product,  IPStor,  optimizes storage utilization,  accelerates backup and recovery, maximizes I/O performance and ensures business continuity via sophisticated data replication  services. It is available and supported through major OEMs, system  integrators and resellers worldwide.

Founded in 2000,  FalconStor  is  headquartered  in  Melville,  NY, with offices throughout  Europe  and the Asia  Pacific  regions  including  Paris,  Tokyo and
Taiwan. FalconStor is an active member of the Technical Support Alliance Network
(TSANet),  Storage  Networking  Industry  Association  (SNIA) and Fibre  Channel
Industry  Association (FCIA). For more information visit  www.falconstor.com  or call 1-631-777-5188.

This press release  includes  forward-looking  statements  that involve risk and uncertainties  that could cause  actual  results to differ  materially  from the forward-looking  statements.  These risks and uncertainties  include:  delays in product  development;  market acceptance of FalconStor's  products and services;
technological  change in the storage and networking  industries;  competition in the storage  networking  software market;  the potential failure of FalconStor's
OEM  partners to  introduce  or to market  products  incorporating  FalconStor's products;  intellectual  property  issues;  and other risk factors  discussed in
FalconStor's  reports  on Forms  10-K,  10-Q and other  reports  filed  with the
Securities and Exchange Commission.

FalconStor and IPStor are registered trademarks of FalconStor Software, Inc. All other  company  and  product  names  contained  herein  are  trademarks  of  the respective holders.

RECONCILIATION OF GAAP TO NON-GAAP

                                                      Three Months Ended        Nine Months Ended
                                                      September 30, 2004       September 30, 2004

GAAP net loss ....................................     $(2,293,083)               $(6,227,681)
GAAP basic and diluted net
            loss per share .......................     $     (0.05)               $     (0.13)

Litigation settlement charge .....................     $ 1,300,000                $ 1,300,000
Legal fees associated with patent litigation .....     $   400,000                $ 1,000,000
                                                       -----------                -----------

Non-GAAP net loss ................................     $  (593,083)               $(3,927,681)

Non-GAAP basic and diluted net
            loss per share .......................     $     (0.01)               $     (0.08)

NON-GAAP FINANCIAL MEASURES

The non-GAAP  financial  measures used in this press release are not prepared in accordance with generally  accepted  accounting  principles and may be different from  non-GAAP  financial  measures  used  by  other  companies.  The  Company's management  refers to these  non-GAAP  financial  measures  in making  operating decisions because they provide meaningful supplemental information regarding the
Company's operating performance.  In addition, these non-GAAP financial measures
facilitate   management's  internal  comparisons  to  the  Company's  historical operating results and comparisons to competitors'  operating results. We include these non-GAAP  financial measures in this press release because we believe they are useful to  investors in allowing for greater  transparency  to  supplemental information used by management in its financial and operational decision-making.

                                       ###

                                           FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                                                  CONSOLIDATED BALANCE SHEETS

                                                                           SEPTEMBER 30,            DECEMBER 31,
                                                                           2004                     2003
                                                                           ---------------------------------------
                                                                           (UNAUDITED)
ASSETS
Current assets:
   Cash and cash equivalents ..................................             $13,909,687             $ 8,486,144
   Marketable securities ......................................              18,994,701              28,199,242
   Accounts receivable, net ...................................               8,716,928               7,109,922
   Prepaid expenses and other current assets ..................               1,010,832               1,273,125
                                                                            -----------             -----------

            Total current assets ..............................              42,632,148              45,068,433
                                                                            -----------             -----------

Property and equipment, net ...................................               4,209,593               3,861,069
Goodwill ......................................................               3,512,796               3,366,642
Other intangible assets, net ..................................                 335,595                 396,940
Other assets ..................................................               2,709,550               3,799,949
                                                                            -----------             -----------

            Total assets ......................................             $53,399,682             $56,493,033
                                                                            ===========             ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable ...........................................             $ 1,077,692             $   562,305
   Accrued expenses ...........................................               3,268,372               2,777,391
   Deferred revenue ...........................................               2,850,656               2,202,179
                                                                            -----------             -----------

            Total current liabilities .........................               7,196,720               5,541,875

Deferred revenue ..............................................               1,364,003                 395,609
                                                                            -----------             -----------

            Total liabilities .................................               8,560,723               5,937,484
                                                                            -----------             -----------

Commitments

            Total stockholders' equity ........................              44,838,959              50,555,549
                                                                            -----------             -----------

            Total liabilities and stockholders' equity ........             $53,399,682             $56,493,033
                                                                            ===========             ===========

                                               FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                                                  CONSOLIDATED STATEMENTS OF OPERATIONS
                                                                 (UNAUDITED)

                                                                          THREE MONTHS ENDED            NINE MONTHS ENDED
                                                                               SEPT 30,                 SEPT 30,
                                                                         ----------------------------
                                                                            2004            2003          2004              2003

Revenues
Software license revenue ...........................................   $  5,430,010    $  2,878,448    $ 13,893,339    $  8,589,186
Maintenance revenue ................................................      1,332,179         663,951       3,197,234       1,710,999
Software services and other revenue ................................        707,810         540,218       2,121,361       1,552,216
                                                                       ------------    ------------    ------------    ------------
                                                                          7,469,999       4,082,617      19,211,934      11,852,401

Operating expenses:
   Amortization of purchased and capitalized software ..............        347,027         358,798       1,171,325         981,337
   Cost of maintenance, software services and other revenue ........      1,112,662         620,359       3,080,622       1,804,015
   Software development costs ......................................      2,271,437       1,821,442       6,612,280       5,105,196
   Selling and marketing ...........................................      3,532,531       2,706,326      10,247,147       7,893,247
   General and administrative ......................................      1,358,833         736,774       3,566,885       2,127,593
                                                                       ------------    ------------    ------------    ------------
                                                                          8,622,490       6,243,699      24,678,259      17,911,388
                                                                       ------------    ------------    ------------    ------------
           Operating loss ..........................................     (1,152,491)     (2,161,082)     (5,466,325)     (6,058,987)
                                                                       ------------    ------------    ------------    ------------

Litigation settlement ..............................................     (1,300,000)           --        (1,300,000)           --
Interest and other income ..........................................        162,146         270,075         553,923         867,914
                                                                       ------------    ------------    ------------    ------------

         Loss before income taxes ..................................     (2,290,345)     (1,891,007)     (6,212,402)     (5,191,073)
                                                                       ------------    ------------    ------------    ------------

Provision for income taxes .........................................          2,738           3,191          15,279          20,903
                                                                       ------------    ------------    ------------    ------------

         Net loss ..................................................   $ (2,293,083)   $ (1,894,198)   $ (6,227,681)   $ (5,211,976)
                                                                       ============    ============    ============    ============

Basic and diluted net loss per share ...............................   $      (0.05)   $      (0.04)   $      (0.13)   $      (0.11)

Weighted average basic and diluted shares outstanding...............     47,054,294      46,134,816      46,852,779      45,830,216
                                                                       ============    ============    ============    ============

                                                  FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                                                NON-GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
                                                               (UNAUDITED)

                                                                 THREE MONTHS ENDED             NINE MONTHS ENDED
                                                                       SEPT 30,                 SEPT 30,
                                                              ----------------------------
                                                                   2004            2003          2004              2003

Revenues
Software license revenue ..............................      $  5,430,010    $  2,878,448    $ 13,893,339    $  8,589,186
Maintenance revenue ...................................         1,332,179         663,951       3,197,234       1,710,999
Software services and other revenue ...................           707,810         540,218       2,121,361       1,552,216
                                                             ------------    ------------    ------------    ------------
                                                                7,469,999       4,082,617      19,211,934      11,852,401

Operating expenses:
   Amortization of purchased and capitalized software .           347,027         358,798       1,171,325         981,337

   Cost of maintenance, software services
   and other revenue ..................................         1,112,662         620,359       3,080,622       1,804,015
   Software development costs .........................         2,271,437       1,821,442       6,612,280       5,105,196
   Selling and marketing ..............................         3,532,531       2,706,326      10,247,147       7,893,247
   General and administrative .........................           958,833         736,774       2,566,885       2,127,593
                                                             ------------    ------------    ------------    ------------
                                                                8,222,490       6,243,699      23,678,259      17,911,388
                                                             ------------    ------------    ------------    ------------
           Non-GAAP Operating loss ....................         (752,491)     (2,161,082)     (4,466,325)     (6,058,987)
                                                            ------------    ------------    ------------    ------------

Interest and other income .............................           162,146         270,075         553,923         867,914
                                                             ------------    ------------    ------------    ------------

         Non-GAAP loss before income taxes
                                                                (590,345)     (1,891,007)     (3,912,402)     (5,191,073)
                                                             ------------    ------------    ------------    ------------

Provision for income taxes ............................             2,738           3,191          15,279          20,903
                                                             ------------    ------------    ------------    ------------

         Non-GAAP net loss ............................     $   (593,083)   $ (1,894,198)   $ (3,927,681)   $ (5,211,976)
                                                             ============    ============    ============    ============

Non-GAAP Basic and diluted net loss per share .........     $      (0.01)   $      (0.04)   $      (0.08)   $      (0.11)
                                                             ============    ============    ============    ============

Weighted average basic and diluted shares outstanding .        47,054,294      46,134,816      46,852,779      45,830,216
                                                             ============    ============    ============    ============

RECONCILIATION OF GAAP TO NON-GAAP:
----------------------------------

Non-GAAP net loss ......................................      $  (593,083)     (1,894,198)     (3,927,681)   $(5,211,976)
                                                              ===========    =============   ==-=========    ========-===
Non-GAAP basic and diluted net loss per share ..........      $     (0.01)   $      (0.04)  $       (0.08)   $     (0.11)
                                                              ===========    =============   =====-======    =========-==

Litigation settlement ..................................        1,300,000              --       1,300,000              --

Legal fees associated with patent litigation ...........          400,000              --       1,000,000              --
                                                              -----------    ------------    ------------    ------------

GAAP net loss ..........................................      $(2,293,083)   $ (1,894,198)  $  (6,227,681)   $(5,211,976)
                                                              ===========    =============   ===-========    ===-========
GAAP basic and diluted net loss per share
                                                              $     (0.05)   $      (0.04)  $       (0.13)   $     (0.11)
                                                              ===========    =============   ==========-=    ====-=======